SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                          July 27, 2005 (July 21, 2005)



                                  EQUITEX, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-12374                     84-0905189
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                            Identification No.)


                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective July 21, 2005, the registrant, Equitex, Inc. ("Equitex"), Chex Services, Inc., the wholly owned operating subsidiary of the registrant's majority-owned subsidiary FastFunds Financial Corporation ("Chex"), and Money Centers of America, Inc. (f/k/a iGames Entertainment, Inc.) ("Money Centers") entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") pursuant to which the parties agreed to resolve all pending litigation between them and release all claims related to such litigation. The subject litigation is described in the registrant's 8-K, filed April 1, 2004. No party to the Settlement Agreement admitted any wrongdoing or liability related to the litigation. The litigation was dismissed with prejudice by the Court on July 22, 2005.

         Under the Settlement Agreement, Money Centers agreed to pay Chex $500,000 within 60 days of the later of July 21, 2005 or the approval of the Settlement Agreement by Chex's board of directors. Chex's board of directors had previously approved the Settlement Agreement on July 19, 2005. To secure its obligations under the Settlement Agreement, Money Centers entered into a Security Agreement with Chex and Equitex pursuant to which Money Centers granted Chex and Equitex a junior security interest in substantially all of the assets of Money Centers. In addition, Money Centers agreed to deliver to FastFunds a contingent warrant to purchase up to 500,000 shares of common stock of Money Centers at a purchase price of $0.50 per share. The warrant is not exercisable until Money Centers shall have achieved $1,000,000 in net income during a fiscal year.

         The registrant, Chex and FastFunds are parties to an Indemnification Agreement dated April 14, 2004 (the "Indemnification Agreement"), pursuant to which Equitex agreed to indemnify Chex and the FastFunds from all losses resulting from the litigation that was the subject of the Settlement Agreement. The registrant, Chex and FastFunds are currently involved in discussions about the manner in which Equitex will satisfy its obligations under the Indemnification Agreement that have arisen by virtue of the litigation settlement.


                 ----------------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EQUITEX, INC.



Date: July 27, 2005                      By:    /s/ Thomas B. Olson
                                            --------------------------------
                                              Thomas B. Olson, Secretary


                                       1